UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2009

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BANCORP RHODE ISLAND, INC.
(Exact name of registrant as specified in its charter)

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Rhode Island
(State or other jurisdiction of incorporation)

333-33182                                                        05-0509802
(Commission File Number)                        (IRS Employer Identification Number)

One Turks Head Place, Providence, Rhode Island 02903

(Address of principal executive offices)

(401) 456-5000

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 23, 2009, Bancorp Rhode Island, Inc. (the “Registrant”) announced that James V. DeRentis, Vice President of the Registrant and Executive Vice President and Chief Business Officer of Bank Rhode Island, the Registrant’s wholly-owned subsidiary (the “Bank”), will be resigning effective April 3, 2009.  Following his resignation, Mr. DeRentis will continue as a part-time consultant for the Bank.  A press release regarding Mr. DeRentis’ resignation is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.                                Exhibit

99.1	Press Release dated March 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            BANCORP RHODE ISLAND, INC.

                            By: /s/  Linda H. Simmons
                            Linda H. Simmons
                            Chief Financial Officer

Date:  March 23, 2009